UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): March 27, 2006
FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16129 (Commission File Number)	33-0927079 (IRS Employer Identification Number)

One Enterprise Drive Aliso Viejo, California (Address of principal executive offices)		92656-2606 (Zip Code)
(949) 349-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement
     The Company has entered into a Retention Agreement dated as of March 27, 2006 with John Hopkins, Group President for the Company’s Government Group. Provided Mr. Hopkins satisfies the terms and conditions of the Retention Agreement including, without limitation, continuous employment with the Company, Mr. Hopkins will receive an award consisting of two components. First, if Mr. Hopkins maintains continuous employment with the Company through March 31, 2010, Mr. Hopkins will receive 8,845 shares of Fluor Corporation common stock. Second, Mr. Hopkins will receive on March 31, 2007 and on each anniversary thereafter through and including March 31, 2010 the sum of $187,500, which will be credited to Mr. Hopkins deferred compensation program account.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluor Corporation
March 30, 2006	By:	/s/ Lawrence N. Fisher
Lawrence N. Fisher
Chief Legal Officer and Secretary